UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/15/2009

Kraton Polymers LLC
(Exact name of registrant as specified in its charter)

Commission File Number:  333-123747

Delaware	26-3739386
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

15710 John F. Kennedy Blvd., Suite 300
Houston, TX 77032
(Address of principal executive offices, including zip code)

281-504-4700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements and Exhibits

The Current Report on 8-K dated and filed on May 14, 2009 is hereby amended to correct an error in Item 9.01 Financial Statement and Exhibits. The 8-K erroneously stated that Exhibit 99.1 is the Presentation dated November 14, 2009, rather than the Presentation dated May 14, 2009. The Exhibit 99.1 is thus replaced in its entirety with the following:

Exhibit 99.1: Presentation dated May 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Polymers LLC

Date: May 15, 2009	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Vice President and Chief Financial Officer